RGA

The security of experience.
The power of innovation.

2Q21 Earnings Presentation

Reinsurance Group of America, Incorporated

August 3, 2021

Safe Harbor

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as "intend," "expect," "project," "estimate," "predict," "anticipate," "should," "believe" and other similar expressions. Forward-looking statements are based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company's financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, the estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company's liquidity, access to capital and cost of capital, (4) changes in the Company's financial strength and credit ratings and the effect of such changes on the Company's future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company's collateral arrangements, (7) action by regulators who have authority over the Company's reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent's status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company's current and planned markets, (10) the impairment of other financial institutions and its effect on the Company's business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company's investment securities or result in the impairment of all or a portion of the value of certain of the Company's investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company's ability to make timely sales of investment securities, (14) risks inherent in the Company's risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company's investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company's dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company's clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors' responses to the Company's initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company's entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company's telecommunication, information technology or other operational systems, or the Company's failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, (28) the effects of the Tax Cuts and Jobs Act of 2017 may be different than expected and (29) other risks and uncertainties described in this document and in the Company's other filings with the Securities and Exchange Commission ("SEC").

Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company's business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company's situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2020, as may be supplemented by Item 1A – "Risk Factors" in the Company's subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures

RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that adjusted operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the Company's continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company's underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company's ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income.

RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues.

Additionally, the Company evaluates its stockholders' equity position excluding the impact of accumulated other comprehensive income ("AOCI"), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders' equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.

Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation.

Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders' equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company's continuing operations. They also serve as a basis for establishing target levels and awards under RGA's management incentive programs.

Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Key Messages

RGA's Strong Performance Reinforces Underlying Earnings Power

- Strong adjusted operating EPS of $4.00[1], which includes estimated COVID-19 impacts of $1.44[2] per diluted share
- Broad-based earnings contribution by geography and lines of business
- Non-COVID-19 underwriting experience was favorable or in-line in all segments
- Premiums increased 11%, positive new business momentum; deployed $200 million of capital into transactions
- Investment performance was strong
- Increased dividend by 4%, lifted suspension of share repurchase program
- Excess capital of $1.2 billion

Significantly Reduced COVID-19 Impact; Sizeable Longevity Benefit

- Q2 COVID-19 claim costs of approximately $168 million
  - $45 million in U.S. individual mortality
  - $123 million in all other operations
- Longevity benefit of approximately $38 million
- Expect COVID-19 mortality impacts to decline through the remainder of 2021
  - Relatively high vaccination rates in the U.S., U.K., and Canada are mitigating mortality impact from recent infections
  - Manageable ongoing impacts in India, South Africa

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.

Estimated COVID-19 Earnings Impacts

- COVID-19 impacts decreased in our large markets, the U.S., Canada and the U.K., reflecting increased population vaccination levels and lower general population deaths
- Longevity benefit reflects lagged reporting in the U.K. from prior quarters
- Modest longevity benefit in the U.S.

Estimated Pre-tax COVID-19 Impacts[1]	2Q21	Prior Periods[2]
Mortality and Morbidity	$(168)	$(1,144)
Longevity	$38	$44

[1] $ in millions.
[2] Amounts include updated cause-of-death reporting.

Second Quarter Results

Pre-tax Adjusted Operating Income[1]

- Results include $130 million of estimated COVID-19 impacts[2]



$ in millions
$109
$361
2Q20
2Q21

Adjusted Operating EPS[1]

- Estimated COVID-19 impacts[2] of $1.44[3] per diluted share
- Effective tax rate of 24%



$1.36
$4.00
2Q20
2Q21

Trailing 12 Month Adjusted Operating ROE[1]

- Estimated COVID-19 impacts[2] of 6.9%[3] on trailing 12 month adjusted operating ROE



7.8%
5.7%
2Q20
2Q21

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.
[3] Tax effected at 24%.

Second Quarter Results by Segment

- U.S. and Latin America Traditional results reflect lower than expected COVID-19 claim costs, favorable Group/Individual Health results and higher variable investment income; non-COVID-19 individual mortality experience was in-line. U.S. and Latin America Asset-Intensive results reflect favorable overall experience, transaction and other fees, and modest longevity benefits
- Canada Traditional results reflect COVID-19 claim costs; non-COVID-19 experience was favorable. Canada Financial Solutions results were in line with expectations
- EMEA Traditional results reflect COVID-19 claim costs; non-COVID-19 experience was favorable. EMEA Financial Solutions results reflect favorable longevity benefits
- APAC Traditional results reflect COVID-19 claims costs of approximately $55 million, of which approximately $51 million was from India, and a modest profit in Australia; non-COVID-19 experience in Asia was favorable. APAC Financial Solutions results reflect favorable experience on existing treaties and contributions from recent transactions
- Corporate losses were higher than the quarterly average run rate, primarily due to lower investment income

Pre-tax Adjusted Operating Income (Loss)[1]	2Q21	2Q21 COVID-19 Impact[2]	2Q20
U.S. and Latin America Traditional	$134	$(57)	$(165)
U.S. and Latin America Asset-Intensive	$126	$13	$63
U.S. and Latin America Capital Solutions	$23	-	$24
Canada Traditional	$34	$(21)	$40
Canada Financial Solutions	$4	-	$4
EMEA Traditional	$(12)	$(35)	$16
EMEA Financial Solutions	$83	$25	$79
APAC Traditional	$(12)	$(55)	$47
APAC Financial Solutions	$20	-	$12
Corporate & Other	$(39)	-	$(11)
Total	$361	$(130)	$109

[1] $ in millions. Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.
[2] COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity; includes claims incurred but not reported (IBNR).

U.S. Individual Mortality

COVID-19 impact lower than expected, non-COVID-19 experience in-line

- COVID-19 claim costs of approximately $45 million[1] were below our expected range[2], primarily due to lower average claim size
- Excluding COVID-19, mortality experience was in-line for the quarter and cumulatively over the past five quarters, despite including excess population deaths likely related to the COVID-19 pandemic
- Large claims experience was in-line with expected levels
- Positive new business momentum

RGA

[1] Reported COVID-19 claims adjusted for cause-of-death reporting lags, including IBNR.
[2] Based on approximately 52,000 reported U.S. population COVID-19 deaths. Source: Our World in Data, https://ourworldindata.org/coronavirus-data-explorer?zoomToSelection=true&time=2020-03-01..latest&country=~USA&region=World&deathsMetric=true&interval=total&smoothing=0&pickerMetric=total_deaths&pickerSort=desc.

Investments Summary

- Our investment strategy balances risk and return to build a portfolio to weather cycles; strong underwriting is foundational
- Investment portfolio credit performance continues to benefit from diligent selection
- Net impairments and change in allowances contributed $8 million on a pre-tax basis
- Portfolio average quality of “A” maintained in the quarter
- Total invested assets increased to $79.6 billion, driven by new business
- New money investment yields continue to benefit from strong private asset production
- Variable investment income results supported by strong limited partnership portfolio performance and real estate joint venture realizations

Non-Spread Investment Yield[1]

Non-Spread Investment Yield[1]

- Variable investment income driven by unrealized and realized gains on limited partnerships and real estate joint venture realizations in Q2



Non-Spread Investment Yield¹
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.07%
3.66%
4.20%
5.67%
4.52%
4.64%
2Q20
3Q20
4Q20
1Q21
2Q21
Reported
Ex LP Accounting Correction

New Money Rates[2]

- New money rate rose to 3.50% in Q2 2021
  - Private asset production within USD assets overcame lower market yields



New Money Rates²
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.57%
2.53%
2.79%
3.35%
3.50%
2Q20
3Q20
4Q20
1Q21
2Q21

[1] On an amortized cost basis, excluding spread business. 4.52% does not include correction of accounting for LP investments from prior periods; includes current period activity.
[2] Excludes cash, cash equivalents, and U.S. Treasury notes purchased.

Capital and Liquidity

Capital

- Strong balance sheet with a stable capital mix
- Excess capital position of $1.2 billion



$ in billions
$14
$12
$10
$8
$6
$4
$2
$-
$10.3
$10.6
$11.4
$12.6
$12.6
2017
2018
2019
2020
2Q21
Shareholders' Equity (ex-AOCI)[1]
Debt
Hybrid Securities

Leverage Ratios

- Leverage ratios within our targeted ranges
- Retired 2021 senior debt maturity in June



30%
25%
20%
15%
10%
5%
0%
16.2%
27.1%
15.7%
26.3%
16.3%
26.0%
19.5%
28.4%
16.3%
25.2%
2017
2018
2019
2020
2Q21
Debt to Total Capital
Debt + Hybrids to Total Capital

Ample Liquidity Available

- Continued to hold a high level of liquidity throughout Q2
- Access to $850 million syndicated credit facility and other sources



$ in billions
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$-
$1.3
$1.9
$1.4
$3.4
$3.3
2017
2018
2019
2020
2Q21
Cash and Cash Equivalents

RGA

[1] Please refer to "Reconciliations of Non-GAAP Measures" in the Appendix.

COVID-19 Mortality Model and Expectations

- COVID-19 mortality claim costs were down significantly from the prior quarter as general population deaths declined in our major markets
  - U.S. represented approximately 30% of COVID-19 mortality claim costs and were below our estimated range
  - U.K. and Canada represented approximately 22% of COVID-19 mortality claim costs and were above our estimated ranges
  - Balance of COVID-19 mortality claim costs reflect higher general population deaths in India and South Africa
- Longevity benefit of $38 million pre-tax reflects lagged reporting in the U.K. from prior quarters
- Based on developing data, our updated estimated ranges are:
  - Lowered to $10 million to $20 million pre-tax mortality claims for every additional 10,000 U.S. population deaths
  - Widened to $10 million to $20 million pre-tax mortality claims for every additional 10,000 Canadian population deaths
  - Widened to $4 million to $8 million pre-tax mortality claims for every additional 10,000 U.K. population deaths
- We anticipate COVID-19 mortality impacts to decline through the remainder of 2021
  - Vaccines continue to effectively protect against hospitalization and deaths from COVID-19, including the Delta variant
  - We continue to closely monitor developments related to global hotspots and new variants

Consistent Execution Drives Track Record of Value Creation

Book value per share (ex-AOCI)[1] total return growth[2]



15-Year 10.4% CAGR[3]
10-Year 10.9% CAGR[3]
5-Year 11.4% CAGR[3]
3-Year 6.9% CAGR[3]
$34.06
$52.80
$83.23
$116.46
$132.33
$138.29
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2Q21

RGA

[1] Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to "Reconciliations of Non-GAAP Measures" in Appendix.
[2] CAGR growth of book value plus dividends.
[3] Includes 1Q21, 2Q21.

Appendix

Diversified, Resilient and High-Quality Portfolio

- Average portfolio credit rating: A
- 93.9% investment grade
- CML average LTV 57.9%
- CLO book value $2.0 billion[1], AA average credit quality (89.8% A and above)
- Diversification and strong underwriting are core to our investment strategy
- Impairments and credit downgrades tracking below low end of our stress scenarios



Asset Allocation
As of June 30, 2021
$79.6B
68.8%
4.4%
0.2%
8.1%
1.6%
8.9%
4.3%
3.7%
Investment Grade Bonds
High Yield Bonds
Equity Securities
Mortgage Loans on Real Estate
Policy loans
Funds Withheld at Interest
Short-Term/Cash Equivalents
Other Invested Assets



Fixed Maturity Securities
Credit Rating Distribution
As of June 30, 2021²
(Percentages based on Fair Market Value)
$58.3B
59.8%
34.1%
4.6%
1.5%
AAA/AA/A
BBB
BB
<BB

[1] Includes funds withheld.
[2] The Rating Agency Designation includes all "+" or "-" at that rating level (e. g. "BBB" includes "BBB+", "BBB", and "BBB-").
Note: Data as of June 30, 2021. Additional information on investments can be found in the Quarterly Financial Supplement available on the Investors page of RGA's website, rgare.com.

Commercial Mortgage Loans (CML)

- Team has managed through multiple real estate cycles; robust infrastructure to protect value in times of stress
- Portfolio underwriting metrics provide significant downside support
  - Loan-to-value (<58%), significant borrower equity ahead of our investment
  - Debt service coverage (>1.7x), predictable income stream to make debt service payments
  - Well-laddered maturity profile coupled with amortization reduces maturity default risk
  - Portfolio is well-diversified both geographically and by property type
  - Portfolio average loan balance ~$9 million
- Implemented limited time frame interest-only or payment deferral COVID-19 related modifications for a small portion of the portfolio
  - Majority returned to original payment terms, all expected to do so by mid-2022
- No loan impairments in Q2
- Portfolio delinquency <0.3%


Commercial Mortgage Investment by Property Type As of June 30, 2021
$6.6B
26.7%
31.1%
21.2%
13.7%
4.2%
3.1%
Office
Retail
Industrial
Multi-Family
Hotel
Other


Commercial Mortgage Investment by NAIC Rating As of June 30, 2021
$6.6B
70.8%
25.9%
3.1%
0.2%
CM 1
CM 2
CM 3
CM 4

Pre-Tax Income (Loss) Reconciliation

- Investment impairments have slowed due to various improvements in the financial markets; Company decreased its valuation allowance on its commercial mortgage loan portfolio to reflect the updated economic outlook from the COVID-19 pandemic
- Net gains/losses on sale of fixed maturity securities include capital gains associated with portfolio repositioning
- Change in market value of equity securities and other includes changes in value of equity method limited partnerships previously reported at cost and other equity securities
- The decreased income from embedded derivatives was primarily due to changes in equity markets, credit spreads and interest rates
- "Other derivative instruments" are primarily comprised of non-qualifying hedges (such as inflation increases in reinsured policyholder benefits) and investment strategies that utilize credit derivatives to replicate fixed income investments

	2Q21	2Q20
Pre-tax income (loss)[1]	$ 482	195
Investment-related		
Investment impairments and CECL[2]	(7)	22
Net gains/losses on sale of fixed maturity securities	(29)	(20)
Change in market value of equity securities and other	(49)	(15)
Derivative-related		
GMXBs[3] (net of hedging and DAC)	(4)	(36)
Other embedded derivatives (net of DAC)	(11)	2
Change in market value of other derivative instruments	(4)	(42)
Tax-related items and other	(17)	3
Pre-tax adjusted operating income	$ 361	109

[1] $ in millions.
[2] Accounting standard related to current expected credit losses.
[3] GMXBs are policy riders that provide a specified guaranteed minimum benefit. Examples include Guaranteed Minimum Withdrawal Benefits and Guaranteed Minimum Income Benefits.

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income		
In millions	2Q20	2Q21
U.S. & Latin America Traditional		
GAAP pre-tax income (loss)	$ (158)	$ 135
Change in MV of embedded derivatives [1]	(7)	(1)
Pre-tax adjusted operating income	$ (165)	$ 134
U.S. & Latin America Asset-Intensive		
GAAP pre-tax income	$ 93	$ 163
Capital (gains) losses, derivatives and other, net [1]	81	(47)
Change in MV of embedded derivatives [1]	(111)	10
Pre-tax adjusted operating income	$ 63	$ 126
U.S. & Latin America Capital Solutions		
GAAP pre-tax income	$ 24	$ 23
Pre-tax adjusted operating income	$ 24	$ 23
Canada Traditional		
GAAP pre-tax income	$ 44	$ 32
Capital (gains) losses, derivatives and other, net	(4)	2
Pre-tax adjusted operating income	$ 40	$ 34
Canada Financial Solutions		
GAAP pre-tax income	$ 4	$ 4
Pre-tax adjusted operating income	$ 4	$ 4
EMEA Traditional		
GAAP pre-tax income	$ 16	$ (12)
Pre-tax adjusted operating income	$ 16	$ (12)
EMEA Financial Solutions		
GAAP pre-tax income	$ 98	$ 83
Capital (gains) losses, derivatives and other, net	(19)	-
Pre-tax adjusted operating income	$ 79	$ 83

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP pre-tax income to pre-tax adjusted operating income

In millions	**2Q20**	**2Q21**
Asia Pacific Traditional		
GAAP pre-tax income	$ 47	$ (12)
Pre-tax adjusted operating income	$ 47	$ (12)
Asia Pacific Financial Solutions		
GAAP pre-tax income (loss)	$ 26	$ 31
Capital (gains) losses, derivatives and other, net	(14)	(11)
Pre-tax adjusted operating income	$ 12	$ 20
Corporate and Other		
GAAP pre-tax income (loss)	$ 1	$ 35
Capital (gains) losses, derivatives and other, net	(12)	(74)
Pre-tax adjusted operating loss	$ (11)	$ (39)
RGA Consolidated		
GAAP pre-tax income	$ 195	$ 482
Capital (gains) losses, derivatives and other, net [1]	32	(130)
Change in MV of embedded derivatives [1]	(118)	9
Pre-tax adjusted operating income	$ 109	$ 361
GAAP net income	$ 158	$ 344
Capital (gains) losses, derivatives and other, net [1]	20	(58)
Change in MV of embedded derivatives [1]	(91)	(12)
Adjusted operating income	$ 87	$ 274

[1] Net of DAC offset

Reconciliation of earnings-per-share to adjusted operating earnings-per-share

Diluted share basis	**2Q20**	**2Q21**
Earnings-per-share	$ 2.48	$ 5.02
Capital (gains) losses, derivatives and other, net [1]	0.30	(0.84)
Change in MV of embedded derivatives [1]	(1.42)	(0.18)
Adjusted operating earnings-per-share	$ 1.36	$ 4.00

[1] Net of DAC offset

Reconciliations of Non-GAAP Measures

Reconciliation of GAAP stockholders' equity to stockholders' equity excluding AOCI		
In millions	**2Q20**	**2Q21**
GAAP stockholders' equity	$ 12,553	$ 13,444
Less: Unrealized appreciation of securities	4,089	4,133
Less: Accumulated currency translation adjustments	(210)	(20)
Less: Unrecognized pension and postretirement benefits	(78)	(72)
Stockholders' equity excluding AOCI	$ 8,752	$ 9,403
GAAP stockholders' average equity	$ 11,138	$ 13,131
Less: Unrealized appreciation of securities	3,021	4,276
Less: Accumulated currency translation adjustments	(161)	(102)
Less: Unrecognized pension and postretirement benefits	(66)	(75)
Stockholders' average equity excluding AOCI	$ 8,344	$ 9,032

Reconciliation of trailing twelve months of consolidated net income to adjusted operating income and related return on equity (ROE)	2Q20		2Q21	
Trailing twelve months	Income	ROE	Income	ROE
Net income	$ 568	5.1%	$ 828	6.3%
Reconciliation to adjusted operating income:				
Capital (gains) losses, derivatives and other, net	(50)		(229)	
Change in fair value of embedded derivatives	224		(233)	
Deferred acquisition cost offset, net	(99)		87	
Tax expense on uncertain positions	8		57	
Adjusted operating income	$ 651	7.8%	$ 510	5.7%

Reconciliation of book value per share to book value per share excluding AOCI	2005	2006	2007	2008	2009	2010	2011	2012
Book value per share	$ 41.38	$ 43.64	$ 48.70	$ 33.54	$ 49.87	$ 64.96	$ 79.31	$ 93.47
Less: Effect of unrealized appreciation of securities	5.92	5.46	5.05	(7.62)	1.43	8.88	19.35	25.40
Less: Effect of accumulated currency translation adjustments	1.40	1.77	3.43	0.35	2.80	3.48	3.13	3.62
Less: Effect of unrecognized pension and post retirement benefits	-	(0.18)	(0.14)	(0.20)	(0.22)	(0.20)	(0.42)	(0.50)
Book value per share excluding AOCI	$ 34.06	$ 36.59	$ 40.36	$ 41.01	$ 45.86	$ 52.80	$ 57.25	$ 64.95

Periods prior to 2006 not restated for 2012 DAC accounting change.

	2013	2014	2015	2016	2017	2018	2019	2020	2Q21
Book value per share	$ 83.87	$ 102.13	$ 94.09	$ 110.31	$ 148.48	$ 134.53	$ 185.17	$ 211.19	$ 197.72
Less: Effect of unrealized appreciation of securities	11.59	23.63	14.35	21.07	34.14	13.63	52.65	80.94	60.78
Less: Effect of accumulated currency translation adjustments	2.93	1.19	(2.78)	(2.68)	(1.34)	(2.69)	(1.46)	(1.02)	(0.29)
Less: Effect of unrecognized pension and post retirement benefits	(0.31)	(0.72)	(0.71)	(0.67)	(0.78)	(0.80)	(1.12)	(1.06)	(1.06)
Book value per share excluding AOCI	$ 69.66	$ 78.03	$ 83.23	$ 92.59	$ 116.46	$ 124.39	$ 135.10	$ 132.33	$ 138.29

RGA